Commitments and Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2019	Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

6. Commitments and Contingencies

Operating Leases

In August 2012, the Company entered into a lease for office space located in Fremont, California. In October 2018, the Company extended the term of the lease to June 30, 2019 and in February 2019, the Company exercised the option to extend the lease further until September 30, 2019. The lease expired on September 30, 2019. The Company was using the facility for office, manufacturing and research and development purposes.

In May 2018, the Company entered into a new lease agreement for office and laboratory space which consist of approximately 35,000 square feet located in Santa Clara, California. The lease term commenced in September 2018 and ends in August 2022. In connection with the lease, the Company maintains a letter of credit in the amount of $0.5 million, which is secured by restricted cash recorded as other assets on the condensed consolidated balance sheets. In connection with the lease, the Company has an operating lease right-of-use asset of $2.2 million as of September 30, 2019 and an aggregate lease liability of $2.2 million on its condensed consolidated balance sheet. The remaining lease term is two years and ten months.

The Company also leases vehicles for use by employees. In connection with the vehicle leases, the Company has an operating lease right-of-use asset of $47,000 as of September 30, 2019 and an aggregate lease liability of $47,000 on its condensed consolidated balance sheet. The weighted average remaining lease term is 8 months.

The weighted average incremental borrowing rate used to measure the operating lease liability is 6.93%.

Rent expense for the nine months ended September 30, 2018 and 2019 was $0.5 million and $0.9 million, respectively.

Short-term leases are leases having a term of 12 months or less. The Company recognizes short-term leases on a straight-line basis and does not record a related lease asset or liability for such leases.

The following is a maturity analysis of the annual undiscounted cash flows reconciled to the carrying value of the operating lease liabilities as of September 30, 2019:

(in thousands)
Remainder of 2019	$222
2020	861
2021	855
2022	581

Total minimum lease payments	$2,519

Less: imputed interest	(234)

Total lease liability	$2,285

6. Commitments and Contingencies

Operating Leases

In August 2012, the Company entered into a lease for office space located in Fremont, California. In October 2018, the Company extended the term of the lease to June 30, 2019. The Company is using the facility for office, manufacturing and research and development purposes.

In May 2018, the Company entered into a new lease agreement for office and laboratory space which consist of approximately 35,000 square feet located in Santa Clara, California. The lease term commenced in September 2018 and ends in August 2022. In connection with the lease, the Company maintains a letter of credit for the benefit of the landlord in the amount of $0.5 million, which is secured by restricted cash recorded as other assets on the consolidated balance sheets.

The following are minimum future rental payments owed under these agreements:

Year ending December 31:	(in thousands)
2019	$940
2020	830
2021	855
2022	582

Total	$3,207

Rent expense for the years ended December 31, 2017 and 2018 was $0.4 million and $0.8 million, respectively.